UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

BRISSET BEER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Guy Street, Suite G9, Montreal, Quebec, Canada	H3J 1S6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 906-6851

_____________
 (Former name or former address, if changed since last report)

With a copy to:
Philip Magri, Esq.
Magri Law Firm, LLC
2642 NE 9th Avenue
Fort Lauderdale, FL 33334
T: 646.502.5900
F: 646.826.9200
pmagri@magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

(a)
On May 9, 2017, Brisset Beer International, Inc., a Nevada corporation (the "Company"), was informed by its independent registered public accounting firm, ZBS Group, LLC ("ZBS Group"), that the firm declined to continue as the Company's auditors because Section 203 of the Sarbanes-Oxley Act requires rotation from the lead or coordinating audit partner having primary responsibility for the audit or review of the audit if such partner has performed services for the particular issuer in each of the five (5) prior fiscal years. As the former accountant, ZBS Group declined to continue as the Company's auditors because its primarily responsible partner fell within the obligatory rotation provisions of the Sarbanes-Oxley Act.

None of the reports of ZBS Group, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Annual Report on Form 10-K for the fiscal year ended May 31, 2016, filed with the Commission on August 30, 2016, contained a going concern qualification in the Company's audited financial statements.  The Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended May 31, 2017.  See Item 4.02 below.

During the two most recent fiscal years and through the date of dismissal, there were (i) no disagreements between the Company and ZBS Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of ZBS Group, would have caused ZBS Group to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided ZBS Group with a copy of this Form 8-K and requested that ZBS Group furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not ZBS Group agrees with the above statements. A copy of such letter, dated February 5, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)
On June 18, 2017, the Company's Board of Directors approved the engagement of BF Borgers CPA PC ("BF Borgers") as its principal accountant to audit the Company's financial statements and review the Company's unaudited interim financial reports. During the Company's two most recent fiscal years or subsequent interim period until the date of engagement, the Company has not consulted BF Borgers regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of BF Borgers provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of BF Borgers on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
Exhibit No.	Description:
16.1	Letter, dated February 5, 2018, from ZBS Group, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISSET BEER INTERNATIONAL, INC.

Dated: February 5, 2018	By:	/s/ Stephane Pilon
Stephane Pilon
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)